                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Calico Commerce, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 [CALICO LOGO]

                                          July 28, 2000

Dear Stockholder:

     This year's annual meeting of stockholders will be held on Tuesday, August 29, 2000, at 12:00 noon local time, at the San Jose Hilton and Towers Hotel at 300 Almaden Boulevard, San Jose, California 95113. You are cordially invited to attend.

     The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

     After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card, vote via the Internet or by telephone, or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

     A copy of our Annual Report to Stockholders is also enclosed for your information. The Board of Directors and Management look forward to seeing you at the annual meeting.

                                          Very truly yours,

                                          /s/ ALAN P. NAUMANN
                                          Alan P. Naumann
                                          President and Chief Executive Officer

                                 [CALICO LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 29, 2000

TO THE STOCKHOLDERS:

     Please take notice that the annual meeting of the stockholders of Calico Commerce, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, August 29, 2000, at 12:00 noon local time, at the San Jose Hilton and Towers Hotel at 300 Almaden Boulevard, San Jose, California 95113, for the following purposes:

     - To elect one (1) Class I director to hold office for a 3-year term and until his or her successor is elected and qualified;

     - To consider, approve and ratify the appointment of PricewaterhouseCoopers, LLP as the Company's independent public auditors for the fiscal year ending March 31, 2001; and

     - To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on July 14, 2000 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 333 West San Carlos Street, Suite 300, San Jose, California 95110.

                                          By order of the Board of Directors,

                                          /s/ ARTHUR F. KNAPP
                                          Arthur F. Knapp, Jr.
                                          Secretary

San Jose, California
July 28, 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS..........    1
SOLICITATION AND VOTING OF PROXIES..........................    1
INFORMATION ABOUT CALICO COMMERCE, INC......................    2
  Stock Ownership of Certain Beneficial Owners and
     Management.............................................    2
  Management................................................    4
EXECUTIVE COMPENSATION AND OTHER MATTERS....................    7
  Executive Compensation....................................    7
  Stock Options Granted in Last Fiscal Year.................    8
  Option Exercises and Fiscal Year-End Option Values........    9
  Employment Contracts and Termination of Employment and
     Change-in-Control Arrangements and Loans to Executive
     Officers...............................................    9
  Compensation of Directors.................................   10
  Compensation Committee Interlocks and Insider
     Participation in Compensation Decisions................   10
  Certain Relationships and Related Transactions............   10
  Section 16(a) Beneficial Ownership Reporting Compliance...   11
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE
  COMPENSATION..............................................   12
COMPARISON OF STOCKHOLDER RETURN............................   13
ELECTION OF DIRECTOR........................................   15
  Vote Required and Board of Directors' Recommendation......   15
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
  AUDITORS..................................................   16
  Vote Required and Board of Directors' Recommendation......   16
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL
  MEETING...................................................   17
TRANSACTION OF OTHER BUSINESS...............................   17

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

     The accompanying proxy is solicited by the Board of Directors of Calico Commerce, Inc., a Delaware corporation ("Calico," the "Company" or "us"), for use at its annual meeting of stockholders to be held on Tuesday, August 29, 2000, or any adjournment or postponement, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this Proxy Statement is July 28, 2000, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

                       SOLICITATION AND VOTING OF PROXIES

     The cost of soliciting proxies will be borne by us. In addition to soliciting stockholders by mail and through our employees, we will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of ours registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

     On July 14, 2000, we had outstanding 35,097,458 shares of Common Stock, par value $0.001 per share ("Common Stock"), all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

     All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a stockholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before the time it is exercised by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

VOTING VIA THE INTERNET OR BY TELEPHONE

                                               IF YOU HOLD YOUR SHARES IN AN ACCOUNT WITH A BROKER OR A BANK
 IF YOU HOLD YOUR SHARES DIRECTLY REGISTERED    THAT PARTICIPATES IN THE ADP INVESTOR COMMUNICATION SERVICE
      IN YOUR NAME WITH EQUISERVE L.P.:                                  PROGRAM:
 -------------------------------------------   -------------------------------------------------------------
To vote by phone: 1-877-PRX-VOTE,              To vote by phone: your voting form from your broker or bank
(1-877-779-8683)                               will show the telephone number to call.
To vote via the Internet:                      To vote via the Internet: http://www.proxyvote.com/clic
http://www.eproxyvote.com/clic

     For Shares Directly Registered in the Name of the Stockholder. Stockholders with shares registered directly with EquiServe L.P. may vote those shares telephonically by calling EquiServe L.P. at 1-877-PRX-VOTE, (1-877-779-8683) or via the Internet at http://www.eproxyvote.com/clic.

     For Shares Registered in the Name of a Broker or a Bank. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different from the program provided by EquiServe L.P. for shares registered directly in the name of the stockholder. If your shares are held in an account with a broker or a bank participating in the ADP Investor Communication Services program, you may vote those shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services' voting http://www.proxyvote.com/clic.

     General Information for All Shares Voted Via the Internet or By
Telephone. Votes submitted via the Internet or by telephone must be received by 12:00 midnight Eastern Time on August 28, 2000. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the annual meeting.

     The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Counsel has advised us that the Internet voting procedures that have been made available through Boston EquiServe are consistent with the requirements of applicable law. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

                    INFORMATION ABOUT CALICO COMMERCE, INC.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of June 30, 2000, certain information with respect to the beneficial ownership of our Common Stock by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors and director-nominees, (iii) the Chief Executive Officer and our three other most highly compensated executive officers as of June 30, 2000, and (iv) all of our directors and executive officers as a group.

                                                 AMOUNT AND NATURE     PERCENT OF
                                                   OF BENEFICIAL      COMMON STOCK
          NAME OF BENEFICIAL OWNER(1)              OWNERSHIP(2)      OUTSTANDING(3)
          ---------------------------            -----------------   --------------
5% OR GREATER HOLDERS
Kleiner Perkins Caufield & Byers(4)............      4,174,961            11.9%
  2750 Sand Hill Road
  Menlo Park, California 94025
The Mayfield Fund(5)...........................      2,019,807             5.8
  2800 Sand Hill Road
  Menlo Park, California 94025
Integral Capital Partners(6)...................      1,817,182             5.2
  2750 Sand Hill Road
  Menlo Park, California 94025
EXECUTIVE OFFICERS
Alan P. Naumann(7).............................      1,744,499             5.0
Matthew S. DiMaria(8)..........................        214,873               *
Arthur F. Knapp, Jr.(9)........................        478,250             1.4
H. Tayloe Stansbury(10)........................        125,905               *
DIRECTORS
Joseph B. Costello+(11)........................         37,500               *
Joel P. Friedman++(12).........................        307,200               *
Bernard J. Lacroute+++(13).....................      4,175,608            11.9
William G. Paseman(14).........................      3,449,200             9.8
William D. Unger+++(15)........................      2,153,204             6.1
Executive officers and directors as a group (10
  persons)(16).................................     12,712,801            35.4

---------------
  *  Less than 1%.

  +  Member of the Audit Committee.

  ++  Member of the Compensation Committee.

 (1) The persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

 (2) Options granted prior to June 30, 1998 under our 1997 Option Plan are immediately exercisable, subject to our right to repurchase unvested shares at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested. All options granted after June 30, 1998, except those granted to Arthur F. Knapp, Jr., our Chief Financial Officer, and one other non-executive officer employee, are exercisable only upon the vesting of the underlying shares of our common stock. Mr. Knapp's options are immediately exercisable, subject to a right of repurchase of unvested shares.

 (3) Calculated on the basis of 35,080,101 shares of common stock outstanding as of June 30, 2000, in addition to shares of common stock underlying options exercisable within 60 days of June 30, 2000, all of which are deemed outstanding for purposes of calculating the beneficial ownership of Common Stock of the holders of such options.

 (4) Includes 4,047,724 shares held by Kleiner Perkins Caufield & Byers VII, L.P. and 127,237 shares held by KPCB Information Sciences Zaibatsu Fund II, L.P. Bernard S. Lacroute, one of our directors who is listed on this table, is a general partner of KPCB VII Associates, L.P. ("KPCB VII Associates") KPCB VII Associates is the general partner of Kleiner Perkins Caufield & Byers VII, L.P. and KPCB Information Sciences Zaibatsu Fund II, L.P. Mr. Lacroute disclaims beneficial ownership of all shares held by partnerships associated with Kleiner Perkins Caufield & Byers, except to the extent of any indirect pecuniary interest in his distributive share therein.

 (5) Includes 1,787,690 shares held by Mayfield VII, L.P.; 127,649 shares by Mayfield Associates Fund II, L.P.; 65,842 shares held by Mayfield VI Investment Partners, L.P.; and 38,626 shares held by Mayfield Software Partners, L.P. William D. Unger, one of our directors who is listed on this table, is a general partner of Mayfield VII Management Partners, L.P., which in turn is the general partner of Mayfield VII and Mayfield VI Investment Partners. Mayfield VII and Mayfield VI Investment Partners are the general partners of Mayfield Software Partners, L.P. Mr. Unger is also a general partner of Mayfield Associates Fund II. Mr. Unger disclaims beneficial ownership of all shares held by partnerships associated with the Mayfield Fund except to the extent of any indirect pecuniary interest in his distributive share therein.

 (6) Includes 1,462,620 shares held by Integral Capital Partners III, L.P., and 354,562 shares held by Integral Capital Partners International III, L.P.

 (7) Includes:

     - 462,498 shares subject to repurchase by us in the event Mr. Naumann ceases to be an employee of ours prior to the full vesting of his shares. The right of repurchase lapses at the rate of 31,250 shares per month until July 18, 2001, after which the right of repurchases lapses at the rate of 6,249 shares per month; and

     - Options to purchase 93,751 shares which are exercisable within sixty days of the date of this proxy.

 (8) Includes:

     - 84,374 shares subject to repurchase by use in the event Mr. DiMaria ceases to be an employee of ours prior to the full vesting of his shares; the right of repurchase lapses at the rate of 4,220 shares per month;

     - Options to purchase 11,717 shares which are exercisable within sixty days; and

     - 500 shares owned by the trust whose beneficiary is a minor child of Mr. DiMaria and of which Mr. DiMaria serves as the trustee.

(9) Includes options to purchase 412,500 shares, all of which are immediately exercisable and subject to a right of repurchase.

(10) Includes options to purchase 125,155 shares which are exercisable within sixty days of the date of this proxy.

(11) Includes options to purchase 37,500 shares which are exercisable within sixty days of the date of this proxy.

(12) Includes 307,200 shares owned by AC II Technology B.V. (ACT II). ACT II is one of a series of companies that is directly or indirectly owned by a holding company that is, in turn, controlled by the partners of Andersen Consulting LLP. Mr. Friedman disclaims beneficial ownership of all shares except to the extent of any indirect pecuniary interest in his distributive share therein.

(13) Includes an aggregate total of 4,174,961 shares held by two partnerships associated with Kleiner Perkins Caufield & Byers, both which are disclosed in note 4 to this table, and an additional 647 shares held directly by Mr. Lacroute. Mr. Lacroute disclaims beneficial ownership of all shares held by partnerships associated with Kleiner Perkins Caufield & Byers, except to the extent of any indirect pecuniary interest in his distributive share therein.

(14) Includes:

     - 3,500 shares held by each of three trusts created for each of Mr. Paseman's minor children and for each of which Mr. Paseman serves jointly as trustee.

     - Options to purchase 87,500 shares which are exercisable within sixty days of the date of this proxy.

(15) Includes an aggregate total of 2,019,807 shares held by four partnerships associated with the Mayfield Fund, all of which are disclosed in note 5 to this table; 130,248 shares held by certain family trusts of which Mr. Unger is a trustee; and 3,149 shares held directly by Mr. Unger. Mr. Unger disclaims beneficial ownership of all shares held by partnerships associated with the Mayfield Fund, except to the extent of any indirect pecuniary interest in his distributive share therein.

(16) See also Notes 7 through 15. Includes:

     - Options to purchase 26,562 shares which are exercisable within 60 days and were issued to Matthew A. Thompson in May 2000. Subsequent to June 30, 2000, Mr. Thompson was appointed Senior Vice President, Worldwide Sales and Services and currently is an executive officer of Calico; and

     - An aggregate of 794,685 shares that are subject to immediately exercisable options or are options exercisable within 60 days of June 30, 2000 and are deemed beneficially owned by executive officers and directors. 292,187 of these shares would not be vested within 60 days of June 30, 2000 and thus would be subject to repurchase by us.

MANAGEMENT

     Our Amended and Restated Certificate of Incorporation provides for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms. As a result, a portion of our Board of Directors will be elected each year. At our initial public offering in October 1999, to implement the classified structure, two of the nominees to the board were elected to one-year terms, two were elected to two-year terms and two were elected to three-year terms. Thereafter, directors will be elected for three-year terms. Mr. Naumann has been designated a Class I director whose term expires as of the date of this Annual Meeting. Mr. Paseman, also a Class I director, is not standing for re-election. Messrs. Lacroute and Unger were designated Class II directors whose terms expire at the 2001 Annual Meeting of Stockholders and Messrs. Costello and Friedman were designated Class III directors whose terms expire at the 2002 Annual Meeting of Stockholders. Effective as of the date of this Annual Meeting, the Board of Directors has reduced the size of the board to five members.

     Executive officers are appointed by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors, officers or key employees.

     Directors. The following table sets forth for the current directors, including the Class I nominee to be elected at this meeting, information concerning their age and background.

          NAME                           POSITION WITH CALICO                  AGE   DIRECTOR SINCE
          ----                           --------------------                  ---   --------------
  Class I director nominated for re-election at the 2000 Annual Meeting of
  Stockholders:
  Alan P. Naumann               President, Chief Executive Officer and         40       1997
                                               Director
  Class I director who is not standing for re-election at the 2000 Annual
    Meeting of Stockholders:
  William G. Paseman                  Chairman of the Board and                45       1995
                                     Vice President, Research and
                                             Development
  Class II directors whose terms expire at the 2001 Annual Meeting of
    Stockholders:
  Bernard J. Lacroute                          Director                        56       1995
  William D. Unger                             Director                        51       1995
  Class III directors whose terms expire at the 2002 Annual Meeting of
    Stockholders:
  Joseph B. Costello                           Director                        46       1999
  Joel P. Friedman                             Director                        52       2000

     Alan P. Naumann has served as President and Chief Executive Officer of Calico since September 1997. From November 1995 to September 1997, Mr. Naumann served as Vice President and General Manager at Cadence Design Systems, a software company. From 1988 to November 1995, Mr. Naumann held director and vice-president positions in sales and field operations at Cadence. From 1982 to 1987, Mr. Naumann was employed by Hewlett-Packard in its computer business sector. Mr. Naumann holds a B.S. degree in Computer Engineering from Iowa State University.

     William G. Paseman, the outgoing Chairman of our Board of Directors and one of our directors since he founded Calico, served as our President until January 1996, and subsequently has served as our Vice President, Research and Development. From 1990-1994, Mr. Paseman was a consultant at Paseman & Associates, a consulting firm that he co-founded. From 1986 to 1990, Mr. Paseman co-founded Atherton Technology, Inc., a software company, where he served as Vice President, Technology. Mr. Paseman holds B.A. degrees in Chemical Engineering and Electrical Engineering and a Masters degree in Chemical Engineering from Rice University. He also holds an M.S. degree in Computer Science from the Massachusetts Institute of Technology.

     Bernard J. Lacroute has been a member of the Board since June 1995. Mr. Lacroute has been a partner with Kleiner Perkins Caufield & Byers since 1989. Prior to joining Kleiner Perkins Caufield & Byers, Mr. Lacroute held a number of senior executive positions in high technology firms, including Digital Equipment Corporation and Sun Microsystems, Inc. Mr. Lacroute is a director of Brio Technology, Inc., a software provider, and several privately held companies. Mr. Lacroute holds graduate degrees in Physics from the University of Grenoble and in Engineering from the Ecole Nationale Superiere d'Ingenieurs, as well as an M.S. degree in Electrical Engineering from the University of Michigan.

     William D. Unger has been a member of the Board since June 1995. Mr. Unger joined the Mayfield Fund, a venture capital firm, in 1983, and has been a general partner of several venture capital funds affiliated with the Mayfield Fund since 1987. Before joining Mayfield, Mr. Unger founded the executive recruitment firm Positek. Mr. Unger is a director of several privately held companies. Mr. Unger holds a B.A. degree in Elementary Education form the University of Illinois.

     Joseph B. Costello has been a director of Calico since August 1999. Since February 1998, Mr. Costello has served as Chairman of the Board and Chief Executive Officer of think3 (formerly named Cad.Lab, Inc.), a computer-aided design company. From 1988 to October 1997, Mr. Costello served as President and Chief Operating Officer of Cadence Design Systems. Before the formation of Cadence, Mr. Costello served as President and Chief Operating Officer of SDA Systems, an electronic design automation company and predecessor company to Cadence. Mr. Costello also serves as Chairman of the Board of Zamba (formerly

Racotek, Inc.), a systems integration company, as a director of Saba Software, Inc., an Internet educational systems company, and as a director of several privately held companies. Mr. Costello holds a B.S. degree in Mathematics and Physics from Harvey Mudd College , an M.S. degree in Physics from Yale University and an M.S. degree in Physics from the University of California, Berkeley

     Joel P. Friedman has been a member of the Board since March 2000. Since February 2000, Mr. Friedman has been a General Partner in AC Ventures, the venture capital arm of Andersen Consulting LLP. Mr. Friedman joined Andersen Consulting LLP in 1971 and in 1997 assumed worldwide leadership for the banking and financial markets consulting practice, the largest industry segment served by the firm. Mr. Friedman holds a B.A. in Economics from Yale University and an M.B.A. from Stanford University.

     Executive Officers. The following is a list of our current Executive Officers and information concerning their age and background except our Chief Executive Officer who is listed with our directors.

                   NAME                                POSITION WITH CALICO               AGE
                   ----                                --------------------               ---
Matthew S. DiMaria........................  Vice President, Marketing                     39
Arthur F. Knapp, Jr. .....................  Vice President and Chief Financial Officer    51
H. Tayloe Stansbury.......................  Senior Vice President, Engineering            39
Matthew A. Thompson.......................  Senior Vice President, Worldwide Sales and    42
                                            Services

     Matthew S. DiMaria has served as our Vice President, Marketing since September 1998. Mr. DiMaria joined Calico as Vice President of Product Marketing in March 1998. From March 1995 to February 1998, Mr. DiMaria served as Vice President of Americas, Marketing for Symantec Corporation, a software company. From July 1994 to February 1995, Mr. DiMaria served as a partner of Presence Corporation, a high technology consulting company which he co-founded. From June 1986 to June 1994, Mr. DiMaria held various sales and marketing positions at Ingres Corporation, a software provider. Mr. DiMaria holds a B.S. degree in Information Systems Management from the University of Maryland.

     Arthur F. Knapp, Jr. has served as our Vice President and Chief Financial Officer since June 1999. From 1991 to March 1999 Mr. Knapp served as Senior Vice President and Chief Financial Officer at Boole & Babbage, a systems management software company. From 1984 to 1991, Mr. Knapp served as Chief Financial Officer at Legent Corporation, a systems management software company. Mr. Knapp holds a B.S. degree in Finance from the Pennsylvania State University and is a Certified Public Accountant and a Certified Management Accountant.

     H. Tayloe Stansbury has served as our Senior Vice President, Engineering since April 2000. Mr. Stansbury joined Calico as Vice President, Engineering in January 1999. From July 1996 to January 1999, Mr. Stansbury served as Vice President, Document Management Systems for Xerox Corporation. From December 1994 to June 1996, Mr. Stansbury served as Director, then Vice President, of Software Engineering for Xerox's XSoft division. Mr. Stansbury holds a A.B. degree in Applied Mathematics and Computer Science from Harvard University.

     Matthew A. Thompson has served as Senior Vice President, Worldwide Sales and Services since May 2000. From June 1994 to April 2000, Mr. Thompson held executive management positions at Cadence Design Systems, most recently as Senior Vice President, Worldwide Sales. Prior to working at Cadence, he spent nine years with Electronic Data Systems. Mr. Thompson's previous experience also includes sales positions at Nalco Corporation and CA Nalco. Mr. Thompson holds a B.S. in Marketing and Management from Northern Illinois University.

     Meetings and Committees of the Board of Directors

     During the fiscal year ended March 31, 2000, our Board of Directors held twenty-four meetings. During that period the Audit Committee of the Board held two meetings and the Compensation Committee of the Board did not hold any meetings. We do not have a standing nominating committee of the Board. No director attended fewer than 75% of the total number of meetings of the Board or of the committees of the Board on which such director served that were held during that period.

     The members of the Audit Committee during the fiscal year ended March 31, 2000 were Messrs. Costello, Lacroute and Unger. The audit committee reviews and monitors our corporate financial reporting and our external audits, including, among other things, our control functions, the results and scope of the annual audit and other services provided by our independent accountants and our compliance with legal matters that have a significant impact on our financial reports. The audit committee also consults with the management and our independent accountants prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, the audit committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, our independent accountants.

     The members of the Compensation Committee during the fiscal year ended March 31, 2000 were Messrs. Friedman, Lacroute and Unger. The compensation committee reviews and makes recommendations to the board of directors regarding the Company's compensation policies and all forms of compensation to be provided to the Company's executive officers and directors, including among other things, annual salaries and bonuses and stock option incentive arrangements. For additional information about the Compensation Committee , see "Report Of The Compensation Committee On Executive Compensation," and "Executive Compensation and Other Matters" below.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation of our Chief Executive Officer, the three other most highly compensated executive officers of ours as of June 30, 2000, and a former executive officer of ours, during the fiscal years ended March 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                     ANNUAL COMPENSATION                       SECURITIES
       NAME AND PRINCIPAL         --------------------------   OTHER ANNUAL    UNDERLYING     ALL OTHER
            POSITION              YEAR    SALARY    BONUS(1)   COMPENSATION     OPTIONS      COMPENSATION
       ------------------         ----   --------   --------   ------------   ------------   ------------
Alan P. Naumann.................  2000   $211,667   $45,797            --        300,000             --
President and                     1999    175,000    37,147            --        300,000             --
Chief Executive Officer           1998    115,432    37,500            --      1,200,000             --

Matthew S. DiMaria..............  2000    159,584    35,906            --         37,500             --
Vice President, Marketing         1999    155,004    19,380            --             --             --
                                  1998     19,375    22,500            --        202,500             --

Arthur F. Knapp, Jr.(2).........  2000    125,125    17,945            --        412,500             --
Vice President and
Chief Financial Officer

H. Tayloe Stansbury(3)..........  2000    184,167    40,075            --         22,500             --
Senior Vice President,            1999     29,868                                352,500             --
Engineering

David E. Barrett(4).............  2000    175,000        --      $216,431        112,500             --
Former Executive Vice             1999    175,000    71,074       107,944             --             --
President and                     1998     15,929        --            --        412,500             --
Chief Operating Officer

---------------
(1) Bonuses are based on performance. See "Report Of The Compensation Committee On Executive Compensation."

(2) Mr. Knapp joined Calico in June 1999.

(3) Mr. Stansbury joined Calico in January 1999.

(4) Mr. Barrett left our employ in April 2000.

STOCK OPTIONS GRANTED IN LAST FISCAL YEAR

     The following table provides the specified information concerning grants of options to purchase our common stock made during the fiscal year ended March 31, 2000, to the persons named in the Summary Compensation Table. These options are immediately exercisable but, except as otherwise noted, vest over a four year period from the date of grant.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS                       POTENTIAL REALIZED
                             ----------------------------------------------------   VALUE AT ASSUMED ANNUAL
                             NUMBER OF     % OF TOTAL                                RATES OF STOCK PRICE
                             SECURITIES     OPTIONS       EXERCISE                  APPRECIATION FOR OPTION
                             UNDERLYING    GRANTED TO      OR BASE                          TERM(1)
                              OPTIONS     EMPLOYEES IN      PRICE      EXPIRATION   -----------------------
           NAME              GRANTED(2)   FISCAL YEAR     ($/SH)(3)       DATE          5%          10%
           ----              ----------   ------------   -----------   ----------   ----------   ----------
Alan P. Naumann............   300,000          7.9%         $9.50      05/04/2009   $1,792,350   $4,542,166
Matthew S. DiMaria.........    37,500          1.0           9.50      05/04/2009      224,044      567,771
Arthur F. Knapp, Jr.(4)....   412,500         10.9           9.50      06/28/2009    2,464,481    6,245,478
H. Tayloe Stansbury(5).....    22,500           .6           9.50      05/04/2009      134,426      340,662
David E. Barrett(6)........   112,500          3.0           9.50      05/04/2009      672,131    1,703,312

---------------
(1) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(2) All options reported on this table were granted under our 1997 Option Plan. Except for those options granted to Mr. Knapp, all options are exercisable upon vesting of the underlying shares, which occurs over a four year period from the date of grant. Mr. Knapp's options are immediately exercisable but subject to a right of repurchase in favor of us should Mr. Knapp's employment with us cease. All options vest at the rate of one-fourth of the total grant on the first anniversary of the date of grant, except for those granted to Mr. Knapp which vest as to one-fourth of his grant on June 8, 2000. After the first anniversary of the date of grant, or in the case of Mr. Knapp, June 8, 2000, options vest 1/48 per month for each full month of the optionee's continuous employment with us. Under our 1997 Option Plan, the Board retains discretion to modify the terms, including the prices, of outstanding options. For additional information regarding options, see "Employment Contracts, Termination of Employment and Change-in-Control Arrangements and Loans to Executive Officers," and "Report of the Compensation Committee on Executive Compensation."

(3) All options were granted at market value on the date of grant.

(4) Mr. Knapp joined Calico in June 1999.

(5) Mr. Stansbury joined Calico in January 1999.

(6) Mr. Barrett left our employ in April 2000 and his outstanding options were cancelled when his employment with us ceased.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table provides the specified information concerning exercises of options to purchase our common stock in the fiscal year ended March 31, 2000, and unexercised options held as of March 31, 2000, by the persons named in the Summary Compensation Table above. A portion of the shares subject to these options are not yet vested, and thus would be subject to repurchase by us at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                                              OPTIONS                    IN-THE-MONEY OPTIONS
                            SHARES                       AT FISCAL YEAR END             AT FISCAL YEAR END(1)
                          ACQUIRED ON    VALUE     ------------------------------   ------------------------------
          NAME             EXERCISE     REALIZED   EXERCISABLE(2)   UNEXERCISABLE   EXERCISABLE(2)   UNEXERCISABLE
          ----            -----------   --------   --------------   -------------   --------------   -------------
Alan P. Naumann.........        --            --           --         300,000                 --      $6,975,000
Matthew S. DiMaria......        --            --           --          37,500                 --         871,875
Arthur F. Knapp, Jr.....        --            --      412,500              --         $9,590,625              --
H. Tayloe Stansbury.....    20,000      $584,734       82,812         272,188          2,063,402       6,744,526
David E. Barrett(3).....        --            --           --         112,500                 --       2,615,625

---------------
(1) Based on a fair market value of $32.75, the closing price of the Company's common stock on March 31 2000, as reported by the Nasdaq National Market.

(2) Options granted prior to June 30, 1998 under our 1997 Option Plan are immediately exercisable, subject to our right to repurchase unvested shares at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested. All options granted after June 30, 1998, except those granted to Arthur F. Knapp, Jr., our Chief Financial Officer, and one other non-executive officer employee, are exercisable only upon the vesting of the underlying shares of our common stock. Mr. Knapp's options are immediately exercisable, subject to a right of repurchase of unvested shares. All other options vest as to 25% of the underlying shares after one year and an additional 1/48 per month thereafter.

(3) Mr. Barrett left our employ in April 2000 and his outstanding options were cancelled when his employment with us ceased.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS AND LOANS TO EXECUTIVE OFFICERS

     All options granted to Mr. Naumann and Mr. Knapp may accelerate in full upon a change in Calico's control. Acceleration will occur if (i) the acquiring corporation does not assume the options or replace them with substantially equivalent options; or (ii) within 36 months following the change of control, Mr. Naumann or Mr. Knapp is terminated without cause or resign for good reason.

     The vesting of Mr. Stansbury's initial stock option grant will accelerate by six months upon a change in Calico's control. The vesting will accelerate by an additional six months if Mr. Stansbury is terminated without cause within twelve months following a change in Calico's control.

     Alan P. Naumann, our Chief Executive Officer, has provided us with a full-recourse promissory note in the principal amount of $520,000 in payment of the exercise of options to purchase our stock that he exercised in June 1998. The annual interest on the note is 5.77%, payable on an annual basis. The principal amount under this note is due in full on June 30, 2002.

     Matthew S. DiMaria, our Vice-President, Marketing, has provided us with a full-recourse promissory note with an outstanding principal amount of $64,968.40 in payment of the exercise of options to purchase our stock that he exercised in February 1998. The annual interest on the note is 5.69%, payable on an annual basis. The principal amount on this note is due in full on February 26, 2002.

COMPENSATION OF DIRECTORS

     Our non-employee directors do not receive any compensation for their service as directors, other than reimbursement of all reasonable out-of-pocket expenses for attendance at meetings of the Board of Directors. Our directors who are also our officers did not receive any compensation for their services as members of the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     No member of our compensation committtee serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since April 1999, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which Calico was or is to be party in which the amount involved exceeds $60,000, and in which any director, executive officer or holder of more than 5% any class of our voting securities and members of that person's immediate family had or will have a direct or indirect material interest other than the transactions described below.

     In August 1999, we granted an option to purchase 150,000 shares of our common stock to Joseph Costello, one of our directors, at an exercise price of $12.00 per share. These options vest in full upon a change in Calico's control.

     In September 1999, we entered into indemnity agreements with each of our directors and officers. These indemnity agreements require us to indemnify these officers and directors against the liabilities that may arise by reason of their status or service as officers or directors and to advance expenses incurred as a result of any proceedings against them as to which they could be indemnified.

     Concurrent with the close of our initial public offering of common stock in October 1999, we sold Dell U.S.A., L.P., an entity controlled by Dell Computer Corporation, and AC II Technology B.V., an entity controlled by Andersen Consulting, LLP, 1,536,000 and 307,200 shares of our common stock, respectively, at a price of per share of $13.02. Both purchasers were granted registration rights to include their shares in any future registered offerings filled by us. Subsequent to these private placements, Joel P. Friedman, a general partner of AC Ventures and a partner of Andersen Consulting, LLP, was appointed to our Board of Directors.

     In April 2000, we granted options to purchase shares of our common stock to the following executive officers and director at a per share price of $16.563:

                                                                       NUMBER OF SHARES
                                                                          UNDERLYING
    INDIVIDUAL                            TITLE                             OPTION
    ----------                            -----                        ----------------
 Alan P. Naumann          President and Chief Executive Officer            300,000
Matthew S. DiMaria              Vice President, Marketing                   25,000
 Arthur F. Knapp       Vice President and Chief Financial Officer           60,000
    H. Tayloe              Senior Vice President, Engineering               90,000
     Stansbury
 Joel P. Friedman                       Director                            30,000

     All of the options listed above vest as to fifty percent of then-unvested shares upon a change in Calico's control, except for Mr. Friedman, whose options vest in full upon a change in Calico's control.

     In May 2000, we granted an option to purchase 425,000 shares of our common stock to Matthew A. Thompson, currently an executive officer and our Senior Vice President, World Wide Sales and Services, at a price per share of $12.25. Mr. Thompson's options vest (i) as to one-half of the unvested options upon a change in Calico's control; and (ii) in full should his position be eliminated or materially reduced upon a change in Calico's control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

     Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with, except that statements of a change in beneficial ownership for one transaction each by William G. Paseman, Matthew S. DiMaria and Joel P. Friedman were not timely filed.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The compensation committee is comprised of two outside directors of Calico's Board of Directors and is responsible for setting and monitoring policies governing compensation of executive offers. The compensation committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under our 1997 Option Plan. The goal of the committee is to correlate executive compensation with our business objectives and performance.

  Salary

     The compensation committee annually assesses the performance and sets the salary of the President and Chief Executive Officer, Alan P. Naumann. In turn, Mr. Naumann annually assesses the performance of all other executive officers and recommends salary increases which are reviewed and approved by the compensation committee.

     In particular, Mr. Naumann's compensation as President and Chief Executive Officer is based on compensation levels of presidents and chief executive officers of comparably sized companies. In addition, the compensation committee considers certain incentive objectives based on Calico's performance as it relates to revenue levels and earnings per share levels.

     In determining executive officer salaries and bonuses, the compensation committee reviews recommendations from Mr. Naumann which include information from salary surveys, performance valuations and the financial condition of Calico. The compensation committee also establishes both financial and operational based objectives and goals in determining executive officer salaries and bonuses. These goals and objectives include sales and spending forecasts for the upcoming year and published executive compensation literature for comparably sized companies.

     For more information regarding the compensation and employment arrangements of Mr. Naumann and other executive officers, see "EXECUTIVE COMPENSATION AND OTHER MATTERS -- Executive Compensation" and "Employment Contracts, Termination of Employment and Change-in-Control Arrangements and Loans to Executive Officers."

  Stock Options

     The compensation committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for our stockholders and, therefore, periodically grants stock options under our stock option plan. Stock options are granted at the current market price and will only have value if our stock price increases over the exercise price.

     The compensation committee determines the size and frequency of option grants for executive officers, after consideration of recommendations from the Chief Executive Officer. Recommendations for options are based upon the relative position and responsibilities of each executive officer, previous and expected contributions of each officer to Calico and previous option grants to such executive officers. Generally, option grants vest 25% twelve months after commencement of employment or after the date of grant and continue to vest thereafter in equal monthly installments over three years, conditioned upon continued employment.

                                          COMPENSATION COMMITTEE

                                          Joel P. Friedman
                                          Bernard J. Lacroute
                                          William D. Unger

                        COMPARISON OF STOCKHOLDER RETURN

     Our common stock is traded on the Nasdaq National Market and as of the close of trading on June 30, 2000 had a per share price of $16.25. Set forth below is a line graph comparing the annual percentage change in the cumulative total return on our common stock with the cumulative total returns of the CSRP Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the Chase H&Q Internet Index, for the period commencing October 7, 1999, the first day of trading for our initial public offering of our common stock, and ending March 31, 2000.
                               PERFORMANCE GRAPH

                                                                             NASDAQ STOCK MARKET (US      CHASE H & Q INTERNET
                                                  CALICO COMMERCE, INC             COMPANIES)                     INDEX
                                                  --------------------       -----------------------      --------------------
10/07/1999                                               100.000                     100.000                     100.000
10/29/1999                                               111.161                     103.765                     105.076
11/30/1999                                               112.612                     116.347                     127.611
12/31/1999                                                94.643                     141.885                     178.529
01/31/2000                                                57.143                     136.710                     148.303
02/29/2000                                                76.897                     162.858                     169.090
03/31/2000                                                58.482                     159.512                     157.575

---------------
(1) Assumes that $100.00 was invested on October 7, 1999, at the closing price on the date of our initial public offering, in our common stock and each index. No cash dividends have been declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

     The following chart references prices of our common stock, the CSRP Total Return Index for the Nasdaq Market and the Chase H&Q Internet Index at December 31, 1999 and March 31, 2000.

                                                        10/07/99    12/31/99    03/31/00
                                                        --------    --------    --------
Calico Commerce, Inc. ................................    $100      $ 94.64     $ 58.48
CSRP Total Return Index for the Nasdaq Stock Market
  (U.S.) Companies....................................    $100      $141.89     $159.51
Chase H&Q Internet Index..............................    $100      $178.53     $157.58

                                   PROPOSAL I

                              ELECTION OF DIRECTOR

     We have a classified Board of Directors consisting of two Class I directors (Messrs. Naumann and Paseman), two Class II directors (Messrs. Lacroute and Unger), and two Class III directors (Messrs. Costello and Friedman) who will serve until the annual meetings of stockholders to be held in 2000, 2001, and 2002, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting dates.

     THE TERMS OF THE CLASS I DIRECTORS WILL EXPIRE ON THE DATE OF THE UPCOMING ANNUAL MEETING. EFFECTIVE AS OF THE DATE OF THIS ANNUAL MEETING, THE BOARD OF DIRECTORS HAS REDUCED THE SIZE OF THE BOARD TO FIVE MEMBERS. ACCORDINGLY, ONE PERSON IS TO BE ELECTED TO SERVE AS THE CLASS I DIRECTOR OF THE BOARD OF DIRECTORS AT THE MEETING. MANAGEMENT'S NOMINEE FOR ELECTION BY THE STOCKHOLDERS TO THIS POSITION IS A CURRENT CLASS I MEMBER OF THE BOARD OF DIRECTORS: MR. NAUMANN. Please see "Information About Calico Commerce, Inc. -- Management" above for information concerning the nominee. If elected, the nominee will serve as a director until our Annual Meeting of Stockholders in 2003 and until his successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as we may designate.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     If a quorum is present and voting, the nominee for Class I director receiving the highest number of votes will be elected as the Class I director. Abstentions and broker non-votes have no effect on the vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE NAMED ABOVE.

                                  PROPOSAL II

           RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

     Our Board of Directors has selected PricewaterhouseCoopers, LLP as independent public auditors to audit our consolidated financial statements for the fiscal year ending March 31, 2001. PricewaterhouseCoopers, LLP has acted in such capacity since its appointment for the fiscal year ended March 31, 1997. A representative of PricewaterhouseCoopers, LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting of stockholders at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS CALICO'S INDEPENDENT PUBLIC AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2001.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

     We have an advance notice provision under our bylaws for stockholder business to be presented at meetings of stockholders. The provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to Calico's Secretary. To be timely, a stockholder proposal must be received at our principal executive offices not less than 120 calendar days in advance of the one year anniversary of the date our proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders; except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than thirty calendar days from the date contemplated at the time of the previous year's proxy statement or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

     Proposals of stockholders intended to be presented at the next annual meeting of our stockholders must be received by us at our offices at 333 West San Carlos Street, Suite 300, San Jose, California 95110, no later than Tuesday, March 27, 2001, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in our proxy statement for that meeting.

                         TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2000 Annual Meeting of Stockholders of Calico Commerce, Inc. other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ ARTHUR F. KNAPP
                                          Arthur F. Knapp, Jr.
                                          Secretary
July 28, 2000

1913-PS-00

SAMPLE PROXY CARD
VOTE BY TELEPHONE                         VOTE BY INTERNET

It's fast, convenient, and immediate!     It's fast, convenient, and your vote is
Call Toll-Free on a Touch-Tone Phone      immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)

---------------------------------------   ---------------------------------------
Follow these four easy steps:             Follow these four easy steps:

1. Read the accompanying Proxy            1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card.      Statement/Prospectus and Proxy Card.

2. Call the toll-free number              2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).          http://www.eproxyvote.com/clic

3. Enter your 14-digit Voter Control      3. Enter your 14-digit Voter Control
   Number located on your Proxy Card         Number located on your Proxy Card
   above your name.                          above your name.

4. Follow the recorded instructions.      4. Follow the instructions provided.
---------------------------------------   ---------------------------------------

YOUR VOTE IS IMPORTANT!                   YOUR VOTE IS IMPORTANT!

Call 1-877-PRX-VOTE anytime!              Go to http://www.eproxyvote.com/clic
                                          anytime!

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO BELOW.

1. Election of Director:

   NOMINEE: (01) Alan P. Naumann          FOR                     WITHHELD
                                        NOMINEE  [ ]       [ ]  FROM NOMINEE

2. Appointment of PricewaterhouseCoopers LLP as the    FOR  AGAINST  ABSTAIN
   company's independent public auditors for the       [ ]    [ ]      [ ]
   fiscal year ending March 31, 2001.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                                               MARK HERE FOR ADDRESS CHANGE  [ ]
                                               AND NOTE AT LEFT

                                            Please date this proxy and sign your
                                            name exactly as it appears hereon.
                                            Where there is more than one owner,
                                            each should sign. When signing as an
                                            attorney, administrator, executor,
                                            guardian or trustee, please add your
                                            title as such. If executed by a
                                            corporation, the proxy should be
                                            signed by a duly authorized officer.

                                            Please sign this proxy and return it
                                            promptly whether or not you expect
                                            to attend the meeting. You may
                                            nevertheless vote in person if you
                                            do attend.


Signature:                                                  Date:
          ------------------------------------------------       ---------------

Signature:                                                  Date:
          ------------------------------------------------       ---------------

                                  DETACH HERE

                                     PROXY

                             CALICO COMMERCE, INC.

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 29, 2000

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Calico Commerce, Inc. (the "Company") dated July 28, 2000 and the accompanying Proxy Statement relating to the above-referenced annual meeting, and hereby appoints Alan P. Naumann and Arthur F. Knapp, Jr., with full power to each of substitution and resubstitution in each, as attorneys and proxies of the undersigned.

     Said proxies are hereby given authority to vote all shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at 12:00 noon local time, on Tuesday, August 29, 2000, at the San Jose Hilton and Towers Hotel, San Jose, California and at any and all adjournments or postponements thereof (the "Annual Meeting") on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

     This proxy is solicited by the Board of Directors of the Company, and when properly executed, the shares represented hereby will be voted in accordance with the instructions in this proxy. If no direction is made, this proxy will be voted FOR all of the nominees listed herein (or substitute nominees selected by the Board of Directors) and FOR all the proposals listed herein, and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting, including, among other things, consideration of any motion made for adjournment or postponement of the Annual Meeting.

-----------                                                          -----------
SEE REVERSE   PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY  SEE REVERSE
   SIDE                      IN THE ENCLOSED ENVELOPE                   SIDE
-----------                                                          -----------

SAMPLE INTERNET VOTING PROCEDURES

VOTE BY NET

IF YOU HAVE MORE THAN ONE PROXY CARD, PLEASE VOTE ONLY ONE CARD AT A TIME.

1. Enter the Voter Control Number that appears in the box on your proxy card.

   31913999999912
   --------------

2. Enter the last 4 digits of your U.S. Taxpayer Identification (Social Security) Number for this account.

   1215
   ----

   If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

   IMPORTANT: FOR YOUR VOTE TO BE CAST, THE VOTER CONTROL NUMBER AND THE LAST FOUR DIGITS OF THE U.S. TAXPAYER IDENTIFICATION (SOCIAL SECURITY) NUMBER FOR THIS ACCOUNT MUST MATCH THE NUMBERS ON OUR RECORDS.

================================================================================

3. Enter your e-mail address to receive an e-mail confirmation of your vote.


   ------------------------------------

   Enter your e-mail address again for validation.


   ------------------------------------


                                    PROCEED

CALICO COMMERCE

                  [Test Vote -- Results will not be recorded]

VOTE BY NET

WELCOME!

Name Line
Address Line
City, State, Zip Line


                                    PROCEED

Copyright (c)2000 EquiServe. All rights reserved.

                  [Test Vote -- Results will not be recorded]

CALICO COMMERCE

                  [Test Vote -- Results will not be recorded]


                                     PROXY

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 29, 2000

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Calico Commerce, Inc. (the "Company") dated July 28, 2000 and the accompanying Proxy Statement relating to the above-referenced annual meeting, and hereby appoints Alan P. Naumann and Arthur F. Knapp, Jr., with full power to each of substitution and resubstitution in each, as attorneys and proxies of the undersigned.

Said proxies are hereby given authority to vote all shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at 12:00 noon local time, on Tuesday, August 29, 2000, at the San Jose Hilton and Towers Hotel, San Jose, California and at any and all adjournments or postponements thereof (the "Annual Meeting") on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

This proxy is solicited by the Board of Directors of the Company, and when properly executed, the shares represented hereby will be voted in accordance with the instructions in this proxy. If no direction is made, this proxy will be voted FOR all of the nominees listed herein (or substitute nominees selected by the Board of Directors) and FOR all the proposals listed herein, and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting, including, among other things, consideration of any motion made for adjournment or postponement of the Annual Meeting.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                        "FOR" ALL NOMINEES FOR DIRECTOR.
                               "FOR" PROPOSAL 2.
================================================================================
Check this box to cast your vote in accordance with the recommendations of the Board of Directors [X]

THE BOARD RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR.

                                   For All Nominees    Withhold
                                   Except As Noted     As To All
                                         Below         Nominees
1. Election of Directors                  [X]             [ ]

Or, check the box for the Director(s) from whom you wish to withhold your vote:
               [ ] Alan P. Naumann


THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 2.
                                                           FOR  AGAINST  ABSTAIN
2. Appointment of PricewaterhouseCoopers LLP as the        [X]    [ ]      [ ]
   company's independent public auditors for the fiscal year ending March 31, 2001.

================================================================================
To submit your vote please click the button below.
(Your vote will not be counted until the Submit Your Vote button is clicked.)

                                SUBMIT YOUR VOTE

Copyright (c)2000 EquiServe. All rights reserved.

                  [Test Vote -- Results will not be recorded]

CALICO COMMERCE

                  [Test Vote -- Results will not be recorded]


VOTE BY NET

YOUR PROXY VOTE HAS BEEN RECORDED AS FOLLOWS:

--------------------------------------------------------------------------------
1. Election of Directors

FOR ALL NOMINEES
--------------------------------------------------------------------------------
2. Appointment of PricewaterhouseCoopers LLP as the company's independent public auditors for the fiscal year ending March 31, 2001.

FOR
--------------------------------------------------------------------------------

Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the button below.

                                    PROCEED

Copyright (c)2000 EquiServe. All rights reserved.

                  [Test Vote -- Results will not be recorded]

CALICO COMMERCE

                  [Test Vote -- Results will not be recorded]


VOTE BY NET

SUCCESS! YOUR VOTE HAS BEEN CAST AND WILL BE TABULATED BY EQUISERVE WITHIN 24 HOURS. PLEASE TAKE A MOMENT TO REVIEW THE OPTIONS BELOW.
================================================================================

If you wish to submit comments to Calico Commerce, click the button below.

                                SUBMIT COMMENTS


If you wish to submit an address change request for this account, click the button below.

                                    PROCEED


You can now vote another proxy card or exit to the Calico Commerce homepage or EquiServe's homepage.

                               VOTE ANOTHER PROXY



Copyright (c)2000 EquiServe. All rights reserved.

                  [Test Vote -- Results will not be recorded]